UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022 (May 25, 2022)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 281-618-0400

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The Helix Energy Solutions Group, Inc. (“Helix” or the “Company”) Corporate Governance Guidelines (the “Guidelines”) for its Board of Directors (the “Board”) provide that any nominee for director who receives a greater number of “withhold authority” than votes “for” his or her election in an uncontested election is required to promptly tender an offer of resignation. Following certification of the vote of the Company’s 2022 Annual Meeting of Shareholders, in accordance with the Guidelines on May 18, 2022 Jan Rask tendered his offer of resignation. On May 25, 2022, following receipt and review of Mr. Rask’s resignation, the Corporate Governance and Nominating Committee of the Board recommended that the Board accept Mr. Rask’s offer to resign, and on May 25, 2022, in evaluating the offer in the best interests of the Company and its shareholders, and having considered any factors it deemed relevant, the Board accepted Mr. Rask’s offer to resign. Mr. Rask’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

William L. Transier, Chairman of the Board, stated, “We sincerely thank Jan for his many contributions and dedication to Helix over his ten years of excellent service on the Board. We regret the circumstances of his departure, which do not reflect his many contributions to the Board, including as Chairman of the Corporate Governance and Nominating Committee in driving a progressive refreshment of Helix’s Board. We wish him success in his future endeavors. Helix remains committed to diversity initiatives, and remains in an active search for an independent director with the diverse characteristics and experience to complement the Board. The Board is committed to having the search and onboarding completed before the end of 2022.”

Effective upon Mr. Rask’s resignation as a director, the size of the Company’s Board was reduced from seven to six directors, and John V. Lovoi, a current Board member, was appointed as Chair of the Compensation Committee of the Board.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer